UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 through June 30, 2014

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GPM

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT
GUGGENHEIM ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gpm, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

June 30, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2014.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.

For the six months ended June 30, 2014, the Fund provided a total return based on market price of 13.12% and a total return net of fees based on net asset value (“NAV”) of 5.12%. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

On June 30, 2014, the Fund’s closing market price of $9.51 per share represented a premium of 0.42% to its NAV of $9.47 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

In March and June of 2014, the Fund paid a distribution of $0.24, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 10.09% based on the Fund’s closing market price of $9.51 as of June 30, 2014. Distributions may include ordinary income, realized gains and/or return of capital. The final determination of the tax character of distributions paid by the Fund in 2014 will be reported to shareholders in January 2015.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets, currently through a portfolio of exchange-traded funds (“ETFs”), and utilizing a covered call strategy which follows GPIM’s proprietary dynamic rules-based methodology pursuant to which the Fund sells (writes) covered call options on all or a portion of the securities held in the Fund’s portfolio. The Fund seeks to generate income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.

As part of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and to seek to provide superior risk-adjusted returns. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by GFIA and GPIM. The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Under current market conditions, the Fund intends to utilize financial leverage in an amount generally not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. As of June 30, 2014, the amount of leverage was approximately 20% of the Fund’s total assets.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 24 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER continued	June 30, 2014

To learn more about the Fund’s performance and investment strategy for the six months ended June 30, 2014, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Income Fund

July 31, 2014

4 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS	June 30, 2014

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director; and Jamal Pesaran, CFA, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2014.

Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM pursuant to which the Fund sells (writes) covered call options on all or a portion of the securities held in the Fund’s portfolio. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds or other investment funds or instruments, the Fund’s portfolio may comprise fewer holdings. At present, the Fund obtains exposure to equity markets by investing primarily in a portfolio of exchange-traded funds.

The Fund seeks to generate income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options. The Fund has the ability to write call options on indices and/or securities, which will typically be at or out of the money. GPIM’s strategy typically targets one month options, although options of any strike price or maturity may be utilized. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option. To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks.

As part of GPIM’s strategy, the Fund utilizes financial leverage. The goal of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and to seek to provide superior risk-adjusted returns. The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s use of financial leverage is intended to be flexible in nature and is monitored on an ongoing basis by Guggenheim Funds Investment Advisers, LLC (“GFIA” or the “Adviser”) and GPIM and adjusted, as appropriate, by GPIM. Under current market conditions, the Fund intends to utilize financial leverage in an amount generally not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during the six months ended June 30, 2014.
Economic growth hit a winter soft patch in the first quarter of 2014, but strong underlying fundamentals helped the economy strengthen in the second quarter. The economy is adding an average of 214,000 jobs per month in 2014, while the housing market is being helped by an improving labor market, subdued mortgage rates and tight inventory. State and local government spending is positive for growth for the first time in five years. After the period end, minutes released from the U.S. Federal Reserve Board (the “Fed” and Federal Open Market Committee) June meeting indicated a clear end-date for its quantitative easing program—October 2014—following reductions that began in January of the Fed’s monthly purchases of U.S. Treasury securities and mortgage-backed securities.

Overseas political concerns, European monetary policy and devaluation of the Chinese currency combined in the period to help push global investors into U.S. Treasuries, driving rates lower. As growth accelerates in the U.S., rates are expected to climb, but the upward pressure on rates from economic growth could be offset by increasing overseas demand and falling debt issuance by the U.S. government, putting a cap on how far rates can rise before the Fed begins tightening.

Recent economic data suggest that growth is improving slowly in the euro zone core and even more so in the peripheral countries. The European Central Bank has enacted further monetary easing, which is expected to push both yields and the euro lower, supporting the recovery. Asia is seeking an export-led rebound, although more monetary accommodation may be needed to sustain Japan’s economic expansion. Recent reforms in China are having a positive effect, but policymakers continue to depreciate the currency to help maintain export competitiveness.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	June 30, 2014

Global central banks continue to flood markets with abundant liquidity. A synchronous global expansion is beginning to take hold, creating a positive environment for risk assets. We are approaching the speculative phase of the bull market in both equity and credit. Equities continue to benefit from an improving economy and continued capital flows into the U.S. Credit spreads continue to remain tight in the near term. Historically, spreads don’t begin to widen until defaults rise, which typically takes place one to two years after the Fed begins a tightening cycle.

How did the Fund perform for the six months ended June 30, 2014?
For the six months ended June 30, 2014, the Fund provided a total return based on market price of 13.12% and a total return net of fees based on net asset value (“NAV”) of 5.12%. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

On June 30, 2014, the Fund’s closing market price of $9.51 per share represented a premium of 0.42% to its NAV of $9.47 per share. As of December 31, 2013, the closing market price of $8.85 per share was a 6.55% discount to the NAV of $9.47 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

In March and June of 2014, the Fund paid a distribution of $0.24, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 10.09% based on the Fund’s closing market price of $9.51 as of June 30, 2014. Distributions may include ordinary income, realized gains and/or return of capital. The final determination of the tax character of distributions paid by the Fund in 2014 will be reported to shareholders in January 2015. The distribution rate of the Fund exceeded the dividend rate of the S&P 500, which is approximately 2%.

Compared with the Fund’s six-month price return of 13.12%, the S&P 500 Index returned 7.14% and the CBOE S&P 500 BuyWrite Index (“BXM”) returned 5.66%.

What decisions had the greatest effect on the Fund’s performance?
The rise in U.S. equities drove the Fund higher with the underlying market move a positive.

The S&P 500 Index was up 7.14% over the first half 2014, outperforming the Dow Jones Industrial Average, up 2.53%, and the small-cap index, the Russell 2000, which was 3.26% higher. Security selection for the Fund was negative as a result with the Fund allocating an average of 60% to the S&P over the first half, with the balance in other broad domestic market equity indices.

The Fund’s derivative use was neutral for the period, which in the context of a rising market with low implied volatilities was a positive. Calls sold on indices other than the S&P 500 offset losses on calls written against the higher-rising S&P 500 Index.

The Fund had to contend with the combination of a steadily rising market with very low realized volatility. This led the level of equity implied volatility to drift dramatically lower over the period, with the VIX hitting a low of 10.34 in June 2014—its lowest level in seven years. Selling call options in such an environment is challenging for the strategy because low levels of implied volatility lead to low option premiums.

The low volatility environment came about despite the Fed starting to taper its program of asset purchases. Yields on Treasury securities remained low, with the U.S. Government 10-year rate falling from near 3% at the start of 2014 to near 2.5% by the end of the second quarter. It would appear that the attractiveness of U.S. yields relative to Europe and Asia outweighed the taper impact. A reduction in rates with a corresponding decline in rate volatility caused by excess liquidity led to a decrease in equity volatility.

Realized correlations were notably low in the first half—as reflected in the movement of the S&P 500 versus the Russell 2000 and Dow Jones Industrial Average. The level of realized correlation among the S&P 500 constituents fell to 15 in June, compared with a historical average closer to 35 and a level closer to 80 during the financial crisis. For a covered call portfolio, the decline in correlation combined with an extremely low level of implied volatility creates explicit challenges.

A notable challenge for the strategy during the first half, as indicated, was the weakness in allocations outside the S&P 500, notably to small cap equities. As challenging in the context of a covered call portfolio was the sharp snapback in these indices at the end of the half with the derivatives capping upsides as sharp rallies occurred.

Can you discuss the impact of leverage in the Fund?
Leverage was also a positive contributor to performance for the period, as it typically is when the market is rising steadily. Our approach to leverage is dynamic, and we tend to increase leverage where implied volatility levels are attractive and decrease leverage when implied volatility is less attractive. This dynamic approach means that, when volatility is low, the Fund limits the potential for leverage to hurt the portfolio if the market has a significant drop. However, the lower leverage may mean the Fund misses some of the positive impact leverage can deliver if the underlying market continues to move higher.

The Fund employs financial leverage through the use of a bank line of credit, generally maintaining leverage not to exceed 30% of the Fund’s total assets. As of June 30, 2014, the Fund’s leverage was 20.0% of the Fund’s total assets, compared with 25.3% as of December 31, 2013. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	June 30, 2014

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The CBOE (Chicago Board Options Exchange) S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

The CBOE Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The Dow Jones Industrial AverageSM is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

The Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 7

FUND SUMMARY (Unaudited)	June 30, 2014

Fund Statistics
Share Price		$9.51
Common Share Net Asset Value		$9.47
Premium/(Discount) to NAV		0.42%
Net Assets ($000)		$180,597

Total Returns(1)
(Inception 8/25/05)	Market	NAV
Six Months	13.12%	5.12%
One Year	19.78%	17.76%
Three Year - average annual	11.26%	10.65%
Five Year - average annual	16.34%	11.16%
Since Inception - average annual	2.59%	2.22%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, and interest expense. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Long-Term
Long-Term Holdings	Investments
SPDR S&P 500 ETF Trust	52.5%
SPDR Dow Jones Industrial Average ETF Trust	21.0%
PowerShares QQQ Trust, Series 1	10.7%
SPDR S&P MidCap 400 ETF Trust	5.3%
ProShares Ultra S&P 500 Fund	5.3%
Energy Select Sector SPDR Fund	2.6%
Financial Select Sector SPDR Fund	2.6%

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

(1)  Performance prior to June 22, 2010, under the name Old/Mutual Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.

All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2013 approximately 28% of the distributions were characterized as return of capital. As of June 30, 2014, 0% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2014 will be reported to shareholders in January 2015.

% of Net
Fund Breakdown	Assets
Long-Term Investments	124.8%
Short-Term Investment	0.6%
Total Investments	125.4%
Total Value of Options Written	-0.5%
Liabilities in excess of Other Assets	0.0%*
Borrowings	-24.9%
Total Net Assets	100.0%
* Less than 0.1%

8 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	June 30, 2014

Number
of Shares	Description	Value
	Long-Term Investments – 124.8%
	Exchange Traded Funds (a) – 124.8%
59,400	Energy Select Sector SPDR Fund	$ 5,945,940
260,100	Financial Select Sector SPDR Fund	5,914,674
256,100	PowerShares QQQ Trust, Series 1	24,050,351
103,000	ProShares Ultra S&P 500 ETF	11,925,340
281,300	SPDR Dow Jones Industrial Average ETF Trust	47,227,457
605,100	SPDR S&P 500 ETF Trust	118,430,172
45,900	SPDR S&P MidCap 400 ETF Trust	11,959,704
	(Cost $224,454,192)	225,453,638
	Short-Term Investments – 0.6%
	Money Market Fund – 0.6%
980,928	Dreyfus Treasury Prime Cash Management – Institutional Shares
	(Cost $980,928)	980,928
	Total Investments – 125.4%
	(Cost $225,435,120)	226,434,566
	Liabilities in excess of Other Assets – 0.0%*	(16,052)
	Total Value of Options Written – (0.5%) (Premiums received $1,037,221)	(821,454)
	Borrowings – (24.9% of Net Assets or 19.9% of Total Investments)	(45,000,000)
	Net Assets – 100.0%	$ 180,597,060
Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written	Month	Price	Value
	Call Options Written(b) – (0.5%)
594	Energy Select Sector SPDR Fund	July 2014	$100.00	$ (73,656)
2,601	Financial Select Sector SPDR Fund	July 2014	23.00	(31,212)
2,561	PowerShares QQQ Trust, Series 1	July 2014	94.00	(218,965)
1,030	ProShares Ultra S&P 500 ETF	July 2014	116.00	(166,860)
2,813	SPDR Dow Jones Industrial Average ETF Trust	July 2014	171.00	(36,569)
6,051	SPDR S&P 500 ETF Trust	July 2014	199.00	(163,377)
459	SPDR S&P MidCap 400 ETF Trust	July 2014	260.00	(130,815)
	Total Value of Call Options Written – (0.5%)
	(Premiums received $1,037,221)			$ (821,454)
S&P – Standard & Poor’s

* Less than 0.1%

(a) Securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.

(b) Non-income producing security.

Country Breakdown	% of Long-Term Investments
United States	100%
Subject to change daily.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 9

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2014

Assets
Investments, at value (cost $225,435,120)	$226,434,566
Cash	214,219
Dividends receivable	9,372
Other assets	17,172
Total assets	226,675,329
Liabilities
Borrowings	45,000,000
Options written, at value (premiums received of $1,037,221)	821,454
Advisory fee payable	159,937
Administration fee payable	5,231
Interest due on borrowings	4,338
Accrued expenses	87,309
Total liabilities	46,078,269
Net Assets	$180,597,060
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
19,077,318 shares issued and outstanding	$190,773
Additional paid-in capital	222,109,487
Net unrealized appreciation on investments and options	1,215,213
Accumulated net investment loss	(10,216,734)
Accumulated net realized loss on investments and options	(32,701,679)
Net Assets	$180,597,060
Net Asset Value (based on 19,077,318 common shares outstanding)	$9.47

See notes to financial statements.

10 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended June 30, 2014 (Unaudited)	June 30, 2014

Investment Income
Dividends	$414,664
Total income		$414,664
Expenses
Advisory fee	1,085,493
Interest expense	283,130
Professional fees	52,906
Trustees’ fees and expenses	38,291
Fund accounting	33,052
Administration fee	31,561
Printing expense	23,005
Insurance	12,645
NYSE listing fee	11,831
Transfer agent fee	9,466
Custodian fee	6,943
Miscellaneous	17,437
Total expenses		1,605,760
Advisory fees waived		(120,610)
Net expenses		1,485,150
Net investment loss		(1,070,486)
Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on:
Investments		$10,704,579
Options written		3,297,021
Net change in unrealized appreciation (depreciation) on:
Investments		(6,644,670)
Options written		2,743,045
Net realized and unrealized gain on investments and options		10,099,975
Net Increase in Net Assets Resulting from Operations		$9,029,489

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 11

STATEMENT OF CHANGES IN NET ASSETS	June 30, 2014

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
Increase in Net Assets from Operations
Net investment loss	$(1,070,486)	$(923,357)
Net realized gain on investments and options	14,001,600	25,048,580
Net change in unrealized appreciation (depreciation) on investments and options	(3,901,625)	4,413,639
Net increase in net assets resulting from operations	9,029,489	28,538,862
Distributions to Shareholders
From and in excess of net investment income	(9,146,248)	(13,159,351)
Return of capital	–	(5,133,146)
Total distributions to shareholders	(9,146,248)	(18,292,497)
Capital Share Transactions
Net proceeds from common shares issued through dividend reinvestment	214,348	–
Net increase from capital share transactions	214,348	–
Total increase in net assets	97,589	10,246,365
Net Assets
Beginning of period	180,499,471	170,253,106
End of period (including undistributed net investment loss of
($10,216,734) and $0, respectively)	$180,597,060	$180,499,471

See notes to financial statements.

12 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended June 30, 2014 (Unaudited)	June 30, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$9,029,489
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash
Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	6,644,670
Net change in unrealized depreciation on options written	(2,743,045)
Net realized gain on investments	(10,704,579)
Net realized gain on options written	(3,297,021)
Purchase of long-term investments	(673,837,606)
Proceeds from sale of long-term investments	699,100,889
Net purchase of short-term investments	(592,706)
Cost of written options closed	(13,057,966)
Premiums received on options written	15,685,295
Decrease in dividends receivable	311,479
Decrease in other assets	11,061
Increase in interest due on borrowings	1,949
Decrease in advisory fee payable	(2,294)
Decrease in administration fee payable	(99)
Decrease in accrued expenses	(27,867)
Net Cash Provided by Operating Activities	$26,521,649
Cash Flows From Financing Activities:
Proceeds from borrowings	63,000,000
Payments on borrowings	(80,500,000)
Distributions to shareholders	(8,931,900)
Net Cash Used in Financing and Investing Activities	(26,431,900)
Net change in cash	89,749
Cash at Beginning of Period	124,470
Cash at End of Period	$214,219
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$281,181
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the period	$4,121,212

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 13

FINANCIAL HIGHLIGHTS	June 30, 2014

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
Net asset value, beginning of period	$9.47		$8.93		$9.27		$9.64		$9.40		$10.24
Income from investment operations
Net investment income (loss)(a)	(0.06)		(0.05)		(0.11)		0.01		(0.01)		0.04
Net realized and unrealized gain on investments,
futures, options, securities sold short,
forwards and foreign currency	0.54		1.55		0.73		0.58		1.21		0.24
Total from investment operations	0.48		1.50		0.62		0.59		1.20		0.28
Distributions to Shareholders
From and in excess of net investment income	(0.48)		(0.69)		(0.96)		(0.96)		(0.50)		–
Return of capital	–		(0.27)		–		–		(0.46)		(1.12)
Total distributions to shareholders	(0.48)		(0.96)		(0.96)		(0.96)		(0.96)		(1.12)
Net asset value, end of period	$9.47		$9.47		$8.93		$9.27		$9.64		$9.40
Market value, end of period	$9.51		$8.85		$8.20		$8.16		$9.33		$8.52
Total investment return(b)
Net asset value	5.12%		17.60%		6.60%		6.78%		13.95%		3.51%
Market value	13.12%		20.27%		11.52%		-2.42%		22.18%		22.85%
Ratios and supplemental data
Net assets, end of period (thousands)	$180,597		$180,499		$170,253		$176,668		$183,257		$178,680
Ratios to average net assets:
Net operating expense ratio, including interest
expense and fee waivers(c)	1.66	%(e)	1.61%		1.73%		1.66%		1.73%		1.77%
Dividends paid on securities sold short	N/A		N/A		N/A		N/A		0.07%		0.65%
Total net expense ratio	1.66	%(d)(e)	1.61	%(d)	1.73	%(d)	1.66	%(d)	1.80	%(d)	2.42%
Gross operating expense ratio, including interest
expense and excluding fee waivers	1.79	%(e)	1.74%		1.87%		1.79%		1.80%		1.77%
Dividends paid on securities sold short	N/A		N/A		N/A		N/A		0.07%		0.65%
Total gross expense ratio	1.79	%(d)(e)	1.74	%(d)	1.87	%(d)	1.79	%(d)	1.87	%(d)	2.42%
Net investment income (loss) ratio	(1.19	)%(e)	(0.52)%		(1.13)%		0.12%		(0.15)%		0.38%
Net investment income (loss) ratio, excluding fee waivers	(1.32	)%(e)	(0.65)%		(1.27)%		(0.01)%		(0.22)%		0.38%
Portfolio turnover(f)	277%		610%		705%		405%		497	%(g)	256%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$45,000		$62,500		$62,000		$42,000		$50,500		N/A
Asset Coverage per $1,000 of indebtedness(h)	$5,013		$3,888		$3,746		$5,206		$4,629		N/A

N/A Not applicable

(a) Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) Excluding interest expense, the annualized net operating expense ratio for the periods ended June 30, 2014 and December 31, 2013, 2012, 2011, 2010 and 2009 would be 1.34%, 1.31%, 1.38%, 1.38%, 1.57% and 1.77%, respectively.

(d) The ratios of total expenses to average net assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.22% for the six months ended June 30, 2014, and 0.21%, 0.25%, 0.21% and 0.28% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

(e) Annualized.

(f) Portfolio turnover is not annualized for periods of less than one year.

(g) The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

(h) Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

14 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2014

Note 1 – Organization:
Guggenheim Enhanced Equity Income Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments and Derivatives
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from brokerdealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities are amortized to interest income using the effective interest method.

(c) Options
The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2014

writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Adviser, the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates. Both GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser, under supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser. The Fund does not compensate its officers, trustees and/or employees who are officers of the Adviser.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund have contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Advisor pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Certain out-of-pocket charges	Varies
Minimum annual charge	$50,000

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2014

hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at June 30, 2014.

Description	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded
Funds	$225,453,638	$–	$–	$225,453,638
Money Market
Fund	980,928	–	–	980,928
Total Assets	$226,434,566	$–	$–	$226,434,566
Liabilities:
Call options written	$821,454	$–	$–	$821,454
Total Liabilities	$821,454	$–	$–	$821,454

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the period ended June 30, 2014.

Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of June 30, 2014, is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation on
Purposes	Appreciation	Depreciation	Investments
$225,606,618	$1,500,127	$(672,179)	$827,948

The net tax unrealized appreciation on derivatives is $215,767.

Tax components of the following balances as of December 31, 2013 (the most recent fiscal year end for federal income purposes) are as follows:

December 31, 2013
Accumulated Capital and Other Losses	$(46,531,781)
Unrealized Appreciation/Depreciation	4,945,340

For the year ended December 31, 2013 (the most recent fiscal year end for federal income purposes), the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2013
Ordinary Income*	$13,159,351
Return of Capital	5,133,146
*Ordinary income distributions for federal income tax purposes include distributions from realized gains.

During the period ended June 30, 2014, distributions of $9,146,248 were paid to shareholders. The classification of these distributions for federal income tax purposes will be determined after December 31, 2014.

As of December 31, 2013, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $46,531,781 available to offset possible future capital gains.

As of December 31, 2013, for federal income tax purposes, the Fund utilized $14,082,708 of CLCF. Of the CLCF, $46,531,781 is set to expire on December 31, 2017. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes the CLCF to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2014

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investment Transactions:
For the period ended June 30, 2014, purchases and sales of investments, excluding written options and short-term securities, were $673,837,606 and $699,100,889, respectively.

Note 7 – Derivatives:
The Fund employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written call option contracts for the period ended June 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	20,093	$ 1,706,913
Options written, during the period	142,132	19,806,507
Options closed, during the period	(124,785)	(16,354,987)
Options assigned, during the period	(21,331)	(4,121,212)
Options outstanding, end of period	16,109	$ 1,037,221

Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2014.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk	N/A	$ –	Options written, at value	$821
Total		$ –		$821

The following table presents the effect of derivatives on the Statement of Operations for the period ended June 30, 2014.

Effect of Derivative Instruments on the Statement of Operations ($000s):

		Net Change in
	Amount of Net	Unrealized
	Realized Gain	Appreciation
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$3,297	$2,743
Total	$3,297	$2,743

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,077,318 issued and outstanding.

Transactions in common shares were as follows:

	Period Ended	Year Ended
	June 30, 2014	December 31, 2013
Beginning shares	19,054,684	19,054,684
Shares issued through dividend reinvestment	22,634	–
Ending shares	19,077,318	19,054,684

Note 9 – Borrowings:
On June 22, 2010, the Fund entered into a committed credit facility agreement with an approved counterparty. The counterparty has agreed to provide secured financing to the Fund up to a maximum of $85,000,000 and the Fund will provide pledged collateral to the counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of June 30, 2014, there was $45,000,000 outstanding in connection with the Fund’s credit facility.

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2014

The average daily amount of the borrowings on the credit facility at June 30, 2014, was $62,273,481 with a related average interest rate of 0.90%. The maximum amount outstanding during the period was $80,000,000. As of June 30, 2014, the market value of the securities segregated as collateral is $225,453,638.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 10 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

SUPPLEMENTAL INFORMATION (Unaudited)	June 30, 2014

Federal Income Tax Information
In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 3, 2014. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Randall C. Barnes	16,433,974	2,175,088	445,622
Donald C. Cacciapaglia	16,394,834	2,175,088	484,762
Donald A. Chubb	16,414,951	2,175,088	464,645
Jerry B. Farley	16,395,124	2,175,088	484,472
Maynard F. Oliverius	16,394,330	2,175,088	485,266

The other Trustees of the Fund not up for election in 2014 are Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Trustees(a)
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2005	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	86	None.
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present)	82	None.
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	82	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2011	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	82
Current: Mercator Minerals Ltd. (2013-present); Zincore Metals, Inc. (2009-present).

Former: First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2011	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	82	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2014

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office ** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2005	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	88	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	82	None.
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2005	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	85	Former: Bennett Group of Funds (2011-2013).
Interested Trustee
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	214	Current: Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:

-
Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2015.

-
Messrs. Oliverius, Karn and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2016.

-
Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2017.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
(a)
As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2014

Officers
The Officers, of the Guggenheim Enhanced Equity Income Fund, who are not trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee (1961)	Chief Legal Officer	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2014

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers continued
Derek D. Maltbie (1972)	Assistant Treasurer	Since 2011	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2011-present).

Former: Assistant Vice President, Guggenheim Funds Investment Advisors, LLC (2005-2011); Supervisor, Mutual Fund Administration, Van Kampen Investments, Inc. (1995-2005).
Mark E. Mathiasen (1978)	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2011
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

REPORT OF THE GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM)
CONTRACTS REVIEW COMMITTEE	June 30, 2014

Guggenheim Enhanced Equity Income Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”) (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim”). Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group identified by Guggenheim. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of GFIA and GPIM providing services to the Fund; (ii) descriptions of various functions performed by Guggenheim for the Fund, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding each firm’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by GFIA and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and with respect to the Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Fund to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), audited financial statements of GFIA, and information about Guggenheim’s compliance and risk management programs.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

REPORT OF THE GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM)
CONTRACTS REVIEW COMMITTEE continued	June 30, 2014

investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including analyses and monitoring of returns versus peer funds and relevant indices on both a market price and net asset value (“NAV”) basis, volatility, dividend yield, premium/discount and use of derivatives, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisers, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

The Committee noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Independent Trustees also took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that while the restructuring neither impacted the services rendered on a day-today basis to the Fund nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.

With respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH and the audited financial statements of GFIA (The Committee received the audited financial statements of GPIMH once available following the May Meeting).

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a NAV and market price basis for the five-year, three-year and one-year periods ended December 31, 2013. The Committee compared the Fund’s performance to the performance of the Fund’s benchmark and to a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that, among other things, under normal market conditions, are less than 80% covered with options, are less than 80% domestic, primarily write options on individual equities or are sector-oriented. Consequently, the peer group of funds included other closed-end funds that generally invest a majority of their assets in equity securities with a similar covered call strategy. In assessing the peer group constituents and both the comparative performance and fee data presented (including in the FUSE reports), the Committee considered management’s discussion of the challenges of developing relevant peer groups for the Fund.

The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. The Committee also considered the Fund’s structure and form of leverage, cost of the leverage and the aggregate leverage outstanding as of December 31, 2013, information concerning the common assets, leverage, managed assets and leverage rate as of December 31, 2012 and as of December 31, 2013, and the net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2013. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

REPORT OF THE GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM)
CONTRACTS REVIEW COMMITTEE continued	June 30, 2014

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements) of the peer group of funds. The Committee noted that although the Fund’s total net expense ratio was above the median expense ratio of its peer group, none of the other unaffiliated funds within the peer group of funds employ leverage, and the Fund’s net expense ratio excluding interest expenses was less than the peer group average net expense ratio. Finally, the Committee observed that the Fund’s net advisory fee (applicable to managed assets) reflected the Adviser’s agreement to waive ten basis points of its advisory fee for so long as an affiliate of the Adviser serves as sub-adviser to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Fund, the Committee reviewed a profit and loss statement for Guggenheim Investments setting forth the revenues (gross advisory fees) received under the Investment Advisory Agreement, as well as the expenses incurred in providing services to the Fund, the pre-tax operating margin and profitability rate, the Fund’s average assets for the twelve months ended, and the ending assets under management as of, December 31, 2012 and December 31, 2013, respectively, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees from the Fund for: (i) providing certain administrative services pursuant to an administration agreement; and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement; and that another affiliate, GPIM, receives sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Adviser’s view that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which do not continuously offer new shares. The Committee also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. In addition, the Committee considered the Adviser’s view that Guggenheim continues to add system resources as required to develop its infrastructure in response to the growth in the firm’s assets and there is an opportunity to optimize economies of scale across the firm’s array of products and product lines. Therefore, although Guggenheim may be realizing economies of scale and efficiencies due to its growth, it is concurrently realizing new costs and expenses associated with investment in its infrastructure.

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee recalled the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that although the Fund underperformed the average return of its peer group of funds on an NAV basis for the three-year and five-year periods, the Fund outperformed the average return of the peer group of funds for the one-year period ended December 31, 2013, on both an NAV and market price basis. In addition, the Committee observed that the Fund’s performance on a NAV basis exceeded the return of the CBOE BuyWrite Index for the one-year and three-year periods ended December 31, 2013, while lagging the return of the S&P 500 over the same periods. The Committee also considered Guggenheim’s statement that, as experienced during the relevant period, strong upward movements in the broad market with low levels of implied volatility in the options market are challenging for enhanced equity strategies to keep pace with equity benchmarks.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

REPORT OF THE GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM)
CONTRACTS REVIEW COMMITTEE continued	June 30, 2014

The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks as well as relative to peer groups of competitor strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha versus the Fund’s peers.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2013. In addition, the Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered (See “Investment Advisory Agreement – Economies of Scale to be Realized” above).

Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative and each Committee member may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional 12-month term.

28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	June 30, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	The Bank of
	Chief Executive Officer	Investment	New York Mellon
Donald C. Cacciapaglia*		Advisors, LLC	New York, NY
	Joanna M. Catalucci	Chicago, IL
Donald A. Chubb	Chief Compliance		Legal Counsel
	Officer	Investment Sub-Adviser	Skadden, Arps, Slate,
Jerry B. Farley		Guggenheim Partners	Meagher & Flom LLP
	Amy J. Lee	Investment	New York, NY
Roman Friedrich III	Chief Legal Officer	Management, LLC
		Santa Monica, CA	Independent Registered
Robert B. Karn III	Mark E. Mathiasen		Public Accounting Firm
	Secretary	Administrator and	Ernst & Young LLP
Ronald A. Nyberg		Accounting Agent	McLean, VA
	John L. Sullivan	Rydex Fund Services, LLC
Maynard F. Oliverius	Chief Financial Officer,	Rockville, MD
Chief Accounting Officer
Ronald E. Toupin, Jr.,	and Treasurer
Chairperson

* Trustee is an “interested
person” (as defined in
Section 2(a)(19) of the
1940 Act) (“Interested
Trustee”) of the Trust
because of his position as
the President and CEO of
the Investment Adviser
and Distributor.

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(08/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE	CEF - GPM - SAR - 0614

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:       /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:    September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:     September 3, 2014

By:        /s/ John L. Sullivan

Name:  John L. Sullivan

Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    September 3, 2014